Virtus Dynamic AlphaSector® Fund,

a series of Virtus Opportunities Trust

Supplement dated August 22, 2013 to the Prospectuses

dated January 31, 2013, as supplemented and revised,

and to the Statement of Additional Information (“SAI”) dated June 10, 2013

IMPORTANT NOTICE TO INVESTORS

Effective August 22, 2013, the fund’s investment adviser, Virtus Investment Advisers, Inc. (“VIA”), has discontinued the voluntary limit on Other Expenses of the fund. Accordingly, all references to a voluntary limit of the fund’s Other Expenses in the Statutory Prospectus and SAI are hereby removed. Under certain conditions, VIA may recapture fees waived and expenses reimbursed under the previous expense limitation arrangement for a period of three years from the end of the fiscal year in which such waivers and/or reimbursements occurred.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VOT 8020/DASFCapRemoved (8/13)